Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2013

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

First Quarter 2013

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2013

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed living benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on index universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed living benefits and index universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in associated economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for index universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,132	$1,152	$1,191	$1,217	$1,244	$1,132	$1,244	$112	10%	$112	10%	$27	2%
Distribution fees	402	396	391	427	434	402	434	32	8%	32	8%	7	2%
Net investment income	531	472	427	503	489	531	489	(42)	(8)%	(42)	(8)%	(14)	(3)%
Premiums	301	302	309	311	310	301	310	9	3%	9	3%	(1)	—
Other revenues	206	202	161	226	222	206	222	16	8%	16	8%	(4)	(2)%
Total revenues	2,572	2,524	2,479	2,684	2,699	2,572	2,699	127	5%	127	5%	15	1%
Banking and deposit interest expense	11	10	11	10	8	11	8	(3)	(27)%	(3)	(27)%	(2)	(20)%
Total net revenues	2,561	2,514	2,468	2,674	2,691	2,561	2,691	130	5%	130	5%	17	1%

Expenses
Distribution expenses	666	663	667	702	726	666	726	60	9%	60	9%	24	3%
Interest credited to fixed accounts	206	209	207	209	198	206	198	(8)	(4)%	(8)	(4)%	(11)	(5)%
Benefits, claims, losses and settlement expenses (1)	505	409	542	443	409	505	409	(96)	(19)%	(96)	(19)%	(34)	(8)%
Amortization of deferred acquisition costs	31	99	67	89	75	31	75	44	#	44	#	(14)	(16)%
Interest and debt expense	69	72	68	67	66	69	66	(3)	(4)%	(3)	(4)%	(1)	(1)%
General and administrative expense (1)	762	763	718	746	730	762	730	(32)	(4)%	(32)	(4)%	(16)	(2)%
Total expenses	2,239	2,215	2,269	2,256	2,204	2,239	2,204	(35)	(2)%	(35)	(2)%	(52)	(2)%

Income from continuing operations before income tax provision	322	299	199	418	487	322	487	165	51%	165	51%	69	17%
Income tax provision	73	128	47	87	121	73	121	48	66%	48	66%	34	39%
Income from continuing operations	249	171	152	331	366	249	366	117	47%	117	47%	35	11%
Income (loss) from discontinued operations, net of tax	(1)	(1)	(1)	1	(1)	(1)	(1)	—	—	—	—	(2)	#
Net income	248	170	151	332	365	248	365	117	47%	117	47%	33	10%
Less: Net income (loss) attributable to noncontrolling interests	4	(53)	(22)	(57)	30	4	30	26	#	26	#	87	#
Net income attributable to Ameriprise Financial	$244	$223	$173	$389	$335	$244	$335	$91	37%	$91	37%	$(54)	(14)%

Net Investment Income
Investment income on fixed maturities	$457	$454	$442	$415	$401	$457	$401	$(56)	(12)%	$(56)	(12)%	$(14)	(3)%
Realized gains (losses)	(2)	(5)	(68)	82	1	(2)	1	3	#	3	#	(81)	(99)%
Affordable housing	(8)	(4)	(5)	(8)	(7)	(8)	(7)	1	13%	1	13%	1	13%
Other (including seed money)	23	13	15	22	17	23	17	(6)	(26)%	(6)	(26)%	(5)	(23)%
Consolidated investment entities	61	14	43	(8)	77	61	77	16	26%	16	26%	85	#
Total net investment income	$531	$472	$427	$503	$489	$531	$489	$(42)	(8)%	$(42)	(8)%	$(14)	(3)%

Earnings Per Share
Basic
Income from continuing operations	$1.08	$1.01	$0.81	$1.84	$1.61	$1.08	$1.61	$0.53	49%	$0.53	49%	$(0.23)	(13)%
Income (loss) from discontinued operations	(0.01)	—	(0.01)	0.01	—	(0.01)	—	0.01	#	0.01	#	(0.01)	#
Net income	$1.07	$1.01	$0.80	$1.85	$1.61	$1.07	$1.61	$0.54	50%	$0.54	50%	$(0.24)	(13)%

Diluted
Income from continuing operations	$1.06	$0.99	$0.79	$1.80	$1.58	$1.06	$1.58	$0.52	49%	$0.52	49%	$(0.22)	(12)%
Income (loss) from discontinued operations	(0.01)	—	—	0.01	—	(0.01)	—	0.01	#	0.01	#	(0.01)	#
Net income	$1.05	$0.99	$0.79	$1.81	$1.58	$1.05	$1.58	$0.53	50%	$0.53	50%	$(0.23)	(13)%
Earnings per diluted share growth (from continuing operations)	(12.4)%	(22.0)%	(40.6)%	89.5%	49.1%	(12.4)%	49.1%	61.5%		61.5%		(40.4)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	227.3	221.7	215.0	210.8	208.4	227.3	208.4	(18.9)	(8)%	(18.9)	(8)%	(2.4)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	4.4	3.9	4.1	4.3	3.9	4.4	3.9	(0.5)	(11)%	(0.5)	(11)%	(0.4)	(9)%
Diluted weighted average common shares outstanding	231.7	225.6	219.1	215.1	212.3	231.7	212.3	(19.4)	(8)%	(19.4)	(8)%	(2.8)	(1)%

Metrics
Net revenue growth	1.1%	(4.2)%	0.5%	3.6%	5.1%	1.1%	5.1%	4.0%		4.0%		1.5%
Pretax income margin (2)	12.6%	11.9%	8.1%	15.6%	18.1%	12.6%	18.1%	5.5%		5.5%		2.5%
Effective tax rate (3)	22.6%	42.8%	23.8%	20.8%	25.0%	22.6%	25.0%	2.4%		2.4%		4.2%
Effective tax rate excluding noncontrolling interests (3)(4)	22.9%	36.4%	21.4%	18.3%	26.6%	22.9%	26.6%	3.7%		3.7%		8.3%

Ameriprise Financial shareholders’ equity / outstanding shares (5)	$40.58	$41.33	$43.05	$43.44	$43.37	$40.58	$43.37	$2.79	7%	$2.79	7%	$(0.07)	—
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (4)(6)	$36.79	$37.00	$37.09	$37.74	$38.12	$36.79	$38.12	$1.33	4%	$1.33	4%	$0.38	1%

(1)        In the first quarter of 2013, unallocated loss adjustment expense related to our auto and home business was reclassified from general and administrative expense to benefits, claims, losses and settlement expenses.  All prior periods have been restated.

(2)        Calculated as income from continuing operations before income tax provision divided by total net revenues.

(3)        Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

(4)        See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(5)        Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(6)        Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,561	$2,514	$2,468	$2,674	$2,691	$2,561	$2,691	$130	5%	$130	5%	$17	1%
Less revenues attributable to the CIEs	52	1	27	(9)	82	52	82	30	58%	30	58%	91	#
Less realized gains (losses)	(2)	(5)	(68)	82	1	(2)	1	3	#	3	#	(81)	(99)%
Less market impact on index universal life benefits	—	—	—	—	—	—	—	—	—	—	—	—	—
Less integration/restructuring charges	—	—	(8)	4	—	—	—	—	—	—	—	(4)	#
Operating total net revenues (1)	$2,511	$2,518	$2,517	$2,597	$2,608	$2,511	$2,608	$97	4%	$97	4%	$11	—

Earnings
Net income attributable to Ameriprise Financial	$244	$223	$173	$389	$335	$244	$335	$91	37%	$91	37%	$(54)	(14)%
Less income (loss) from discontinued operations, net of tax	(1)	(1)	(1)	1	(1)	(1)	(1)	—	—	—	—	(2)	#
Net income from continuing operations attributable to Ameriprise Financial	245	224	174	388	336	245	336	91	37%	91	37%	(52)	(13)%
Integration/restructuring charges, net of tax (2)	15	17	11	3	1	15	1	(14)	(93)%	(14)	(93)%	(2)	(67)%
Market impact on variable annuity guaranteed living benefits, net of tax (2)	74	9	60	30	2	74	2	(72)	(97)%	(72)	(97)%	(28)	(93)%
Market impact on index universal life benefits, net of tax (2)	—	—	—	—	—	—	—	—	—	—	—	—	—
Less realized gains (losses), net of tax (2)	(1)	(4)	(44)	54	1	(1)	1	2	#	2	#	(53)	(98)%
Operating earnings (1)	$335	$254	$289	$367	$338	$335	$338	$3	1%	$3	1%	$(29)	(8)%

Pretax Earnings
Income from continuing operations before income tax provision	$322	$299	$199	$418	$487	$322	$487	$165	51%	$165	51%	$69	17%
Less net income (loss) attributable to noncontrolling interests	4	(53)	(22)	(57)	30	4	30	26	#	26	#	87	#
Pretax earnings excluding CIEs	318	352	221	475	457	318	457	139	44%	139	44%	(18)	(4)%
Integration/restructuring charges	23	26	17	5	2	23	2	(21)	(91)%	(21)	(91)%	(3)	(60)%
Market impact on variable annuity guaranteed living benefits	113	16	91	45	2	113	2	(111)	(98)%	(111)	(98)%	(43)	(96)%
Market impact on index universal life benefits	—	—	—	—	—	—	—	—	—	—	—	—	—
Less realized gains (losses)	(2)	(5)	(68)	82	1	(2)	1	3	#	3	#	(81)	(99)%
Pretax operating earnings (1)	$456	$399	$397	$443	$460	$456	$460	$4	1%	$4	1%	$17	4%

Pretax Operating Margin (1)(3)	18.2%	15.8%	15.8%	17.1%	17.6%	18.2%	17.6%	(0.6)%		(0.6)%		0.5%

Operating Effective Tax Rate (1)(4)(5)	26.5%	36.3%	27.2%	17.2%	26.5%	26.5%	26.5%	—		—		9.3%

Weighted Average Common Shares Outstanding
Basic	227.3	221.7	215.0	210.8	208.4	227.3	208.4	(18.9)	(8)%	(18.9)	(8)%	(2.4)	(1)%
Diluted	231.7	225.6	219.1	215.1	212.3	231.7	212.3	(19.4)	(8)%	(19.4)	(8)%	(2.8)	(1)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.47	$1.15	$1.34	$1.74	$1.62	$1.47	$1.62	$0.15	10%	$0.15	10%	$(0.12)	(7)%
Operating earnings per diluted share	$1.45	$1.13	$1.32	$1.71	$1.59	$1.45	$1.59	$0.14	10%	$0.14	10%	$(0.12)	(7)%

Return on Equity
Return on equity excluding AOCI (1)(4)	13.3%	12.3%	10.7%	12.8%	14.0%	13.3%	14.0%	0.7%		0.7%		1.2%
Operating return on equity excluding AOCI (1)(4)	16.0%	15.2%	15.4%	16.2%	16.4%	16.0%	16.4%	0.4%		0.4%		0.2%

(1)        See non-GAAP financial information on pg 34.

(2)        Calculated using the statutory tax rate of 35%.

(3)        Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)        Non-GAAP financial measure reconciliations can be found on pg 44.

(5)        Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$38.74	$39.63	$41.34	$41.95	$41.73	$38.74	$41.73	$2.99	8%	$2.99	8%	$(0.22)	(1)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$34.84	$35.20	$35.26	$36.13	$36.37	$34.84	$36.37	$1.53	4%	$1.53	4%	$0.24	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	0.7%	(2.9)%	0.3%	5.8%	3.9%	0.7%	3.9%	3.2%		3.2%		(1.9)%
Operating earnings per diluted share growth: Target 12 - 15%	9.0%	(15.0)%	10.9%	30.5%	9.7%	9.0%	9.7%	0.6%		0.6%		(20.9)%
Operating return on equity excluding AOCI: Target 15 - 18% (1)	16.0%	15.2%	15.4%	16.2%	16.4%	16.0%	16.4%	0.4%		0.4%		0.2%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.7%	21.1%	20.9%	20.9%	21.1%	20.7%	21.1%	0.4%		0.4%		0.2%

Goodwill and Intangible Assets	$2,144	$2,125	$2,125	$2,113	$2,074	$2,144	$2,074	$(70)	(3)%	$(70)	(3)%	$(39)	(2)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$114,432	$114,690	$121,675	$125,014	$134,172	$114,432	$134,172	$19,740	17%	$19,740	17%	$9,158	7%
Asset Management AUM	463,041	445,804	460,856	455,441	466,487	463,041	466,487	3,446	1%	3,446	1%	11,046	2%
Corporate AUM (4)	23	25	26	26	1,044	23	1,044	1,021	#	1,021	#	1,018	#
Eliminations	(13,973)	(16,945)	(18,080)	(18,117)	(19,147)	(13,973)	(19,147)	(5,174)	(37)%	(5,174)	(37)%	(1,030)	(6)%
Total Assets Under Management	563,523	543,574	564,477	562,364	582,556	563,523	582,556	19,033	3%	19,033	3%	20,192	4%
Total Assets Under Administration	111,361	111,177	113,986	118,673	125,170	111,361	125,170	13,809	12%	13,809	12%	6,497	5%
Total AUM and AUA	$674,884	$654,751	$678,463	$681,037	$707,726	$674,884	$707,726	$32,842	5%	$32,842	5%	$26,689	4%

Business Metrics
Total Ameriprise client assets	$334,086	$330,847	$344,857	$352,751	$371,916	$334,086	$371,916	$37,830	11%	$37,830	11%	$19,165	5%
Total branded financial advisors	9,744	9,803	9,815	9,767	9,777	9,744	9,777	33	—	33	—	10	—

Net Flows and Net Deposits
Branded advisor wrap	$2,887	$2,634	$2,062	$2,062	$4,073	$2,887	$4,073	$1,186	41%	$1,186	41%	$2,011	98%
Asset Management	(4,602)	(6,648)	(3,475)	(3,945)	(5,742)	(4,602)	(5,742)	(1,140)	(25)%	(1,140)	(25)%	(1,797)	(46)%
Annuities	(101)	(324)	(396)	(517)	(462)	(101)	(462)	(361)	#	(361)	#	55	11%
Variable universal life / Universal life	(52)	(50)	(49)	(27)	(53)	(52)	(53)	(1)	(2)%	(1)	(2)%	(26)	(96)%

S&P 500
Daily average	1,346	1,350	1,402	1,417	1,515	1,346	1,515	169	13%	169	13%	98	7%
Period end	1,408	1,362	1,441	1,426	1,569	1,408	1,569	161	11%	161	11%	143	10%

(1)            See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)            Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)            Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)            In the first quarter of 2013, Corporate AUM was redefined to include consumer loans that were reclassified from Receivables to Investments in the fourth quarter of 2012.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Common shares
Beginning balance	221.9	219.6	212.7	207.4	203.9	221.9	203.9	(18.0)	(8)%	(18.0)	(8)%	(3.5)	(2)%
Repurchases	(5.4)	(7.0)	(6.3)	(5.9)	(5.2)	(5.4)	(5.2)	0.2	4%	0.2	4%	0.7	12%
Issuances	3.4	0.1	1.1	2.7	5.4	3.4	5.4	2.0	59%	2.0	59%	2.7	#
Other	(0.3)	—	(0.1)	(0.3)	(1.6)	(0.3)	(1.6)	(1.3)	#	(1.3)	#	(1.3)	#
Total common shares outstanding	219.6	212.7	207.4	203.9	202.5	219.6	202.5	(17.1)	(8)%	(17.1)	(8)%	(1.4)	(1)%
Nonforfeitable restricted stock units	5.0	5.2	5.3	5.4	4.1	5.0	4.1	(0.9)	(18)%	(0.9)	(18)%	(1.3)	(24)%
Total basic common shares outstanding	224.6	217.9	212.7	209.3	206.6	224.6	206.6	(18.0)	(8)%	(18.0)	(8)%	(2.7)	(1)%
Total potentially dilutive shares	4.5	3.7	4.1	4.0	3.6	4.5	3.6	(0.9)	(20)%	(0.9)	(20)%	(0.4)	(10)%
Total diluted shares	229.1	221.6	216.8	213.3	210.2	229.1	210.2	(18.9)	(8)%	(18.9)	(8)%	(3.1)	(1)%

Capital Returned to Shareholders
Dividends paid	$64	$78	$76	$96	$94	$64	$94	$30	47%	$30	47%	$(2)	(2)%
Common stock share repurchases	$300	$350	$340	$350	$360	$300	$360	$60	20%	$60	20%	$10	3%

Allocated Equity (1)
Advice & Wealth Management	$799	$814	$772	$444	$450	$799	$450	$(349)	(44)%	$(349)	(44)%	$6	1%
Asset Management	1,969	1,964	1,942	1,929	1,908	1,969	1,908	(61)	(3)%	(61)	(3)%	(21)	(1)%
Annuities	2,460	2,673	2,425	2,394	2,266	2,460	2,266	(194)	(8)%	(194)	(8)%	(128)	(5)%
Protection	1,750	1,760	1,731	1,753	1,751	1,750	1,751	1	—	1	—	(2)	—
Corporate & Other	846	458	630	1,042	1,140	846	1,140	294	35%	294	35%	98	9%
Total allocated equity	$7,824	$7,669	$7,500	$7,562	$7,515	$7,824	$7,515	$(309)	(4)%	$(309)	(4)%	$(47)	(1)%

(1)        Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.  Allocated equity methodology was changed in the current period (see glossary for definition).  Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Segment Summary
Advice & Wealth Management
Operating total net revenues	$954	$953	$961	$1,005	$1,018	$954	$1,018	$64	7%	$64	7%	$13	1%
Operating expenses	860	842	842	886	887	860	887	27	3%	27	3%	1	—
Pretax operating earnings	$94	$111	$119	$119	$131	$94	$131	$37	39%	$37	39%	$12	10%

Allocated equity	$799	$814	$772	$444	$450	$799	$450	$(349)	(44)%	$(349)	(44)%	$6	1%
Operating return on allocated equity (1)	38.5%	36.7%	36.5%	44.9%	53.7%	38.5%	53.7%	15.2%		15.2%		8.8%
Pretax operating margin	9.9%	11.6%	12.4%	11.8%	12.9%	9.9%	12.9%	3.0%		3.0%		1.1%

Asset Management
Operating total net revenues	$711	$707	$733	$740	$746	$711	$746	$35	5%	$35	5%	$6	1%
Operating expenses	580	577	578	599	602	580	602	22	4%	22	4%	3	1%
Pretax operating earnings	$131	$130	$155	$141	$144	$131	$144	$13	10%	$13	10%	$3	2%

Allocated equity (2)	$1,969	$1,964	$1,942	$1,929	$1,908	$1,969	$1,908	$(61)	(3)%	$(61)	(3)%	$(21)	(1)%
Operating return on allocated equity (1)	19.3%	18.3%	19.6%	20.9%	21.5%	19.3%	21.5%	2.2%		2.2%		0.6%
Pretax operating margin	18.4%	18.4%	21.1%	19.1%	19.3%	18.4%	19.3%	0.9%		0.9%		0.2%

Operating total net revenues	$711	$707	$733	$740	$746	$711	$746	$35	5%	$35	5%	$6	1%
Distribution pass thru revenues	(207)	(203)	(203)	(209)	(214)	(207)	(214)	(7)	(3)%	(7)	(3)%	(5)	(2)%
Subadvisory and other pass thru revenues	(96)	(95)	(105)	(103)	(98)	(96)	(98)	(2)	(2)%	(2)	(2)%	5	5%
Adjusted operating revenues (3)	$408	$409	$425	$428	$434	$408	$434	$26	6%	$26	6%	$6	1%

Pretax operating earnings	$131	$130	$155	$141	$144	$131	$144	$13	10%	$13	10%	$3	2%
Operating net investment income	(5)	(2)	(5)	(7)	(4)	(5)	(4)	1	20%	1	20%	3	43%
Amortization of intangibles	10	10	10	10	10	10	10	—	—	—	—	—	—
Adjusted operating earnings (3)	$136	$138	$160	$144	$150	$136	$150	$14	10%	$14	10%	$6	4%

Adjusted net pretax operating margin (3)(4)	33.3%	33.7%	37.6%	33.6%	34.6%	33.3%	34.6%	1.3%		1.3%		1.0%

Annuities
Operating total net revenues	$628	$628	$632	$636	$630	$628	$630	$2	—	$2	—	$(6)	(1)%
Operating expenses	439	512	541	465	474	439	474	35	8%	35	8%	9	2%
Pretax operating earnings	$189	$116	$91	$171	$156	$189	$156	$(33)	(17)%	$(33)	(17)%	$(15)	(9)%

Allocated equity (2)	$2,460	$2,673	$2,425	$2,394	$2,266	$2,460	$2,266	$(194)	(8)%	$(194)	(8)%	$(128)	(5)%
Operating return on allocated equity (1)	18.3%	16.7%	15.4%	16.6%	16.2%	18.3%	16.2%	(2.1)%		(2.1)%		(0.4)%
Pretax operating margin	30.1%	18.5%	14.4%	26.9%	24.8%	30.1%	24.8%	(5.3)%		(5.3)%		(2.1)%

Protection
Operating total net revenues	$522	$528	$496	$542	$538	$522	$538	$16	3%	$16	3%	$(4)	(1)%
Operating expenses	415	419	407	449	428	415	428	13	3%	13	3%	(21)	(5)%
Pretax operating earnings	$107	$109	$89	$93	$110	$107	$110	$3	3%	$3	3%	$17	18%

Allocated equity (2)	$1,750	$1,760	$1,731	$1,753	$1,751	$1,750	$1,751	$1	—	$1	—	$(2)	—
Operating return on allocated equity (1)	15.4%	15.9%	16.9%	16.6%	16.7%	15.4%	16.7%	1.3%		1.3%		0.1%
Pretax operating margin	20.5%	20.6%	17.9%	17.2%	20.4%	20.5%	20.4%	(0.1)%		(0.1)%		3.2%

Corporate & Other
Operating total net revenues	$8	$7	$5	$—	$(3)	$8	$(3)	$(11)	#	$(11)	#	$(3)	—
Operating expenses	73	74	62	81	78	73	78	5	7%	5	7%	(3)	(4)%
Pretax operating loss	$(65)	$(67)	$(57)	$(81)	$(81)	$(65)	$(81)	$(16)	(25)%	$(16)	(25)%	$—	—

(1)    Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating ROE reflects the new allocated equity methodology for all periods (see glossary for definition), and there has been no change in operating earnings.

(2)    Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.  Allocated equity methodology was changed in the current period (see glossary for definition).  Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

(3)    See non-GAAP financial information on pg 34.

(4)    Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$412	$430	$438	$457	$476	$412	$476	$64	16%	$64	16%	$19	4%
Distribution fees	471	454	452	502	503	471	503	32	7%	32	7%	1	—
Net investment income	64	64	63	42	32	64	32	(32)	(50)%	(32)	(50)%	(10)	(24)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	15	18	13	15	18	15	(3)	(17)%	(3)	(17)%	2	15%
Total revenues	965	963	971	1,014	1,026	965	1,026	61	6%	61	6%	12	1%
Banking and deposit interest expense	11	10	10	9	8	11	8	(3)	(27)%	(3)	(27)%	(1)	(11)%
Operating total net revenues	954	953	961	1,005	1,018	954	1,018	64	7%	64	7%	13	1%

Expenses
Distribution expenses	574	565	572	613	627	574	627	53	9%	53	9%	14	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	286	277	270	273	260	286	260	(26)	(9)%	(26)	(9)%	(13)	(5)%
Operating expenses	860	842	842	886	887	860	887	27	3%	27	3%	1	—
Pretax operating earnings	$94	$111	$119	$119	$131	$94	$131	$37	39%	$37	39%	$12	10%

Pretax operating margin	9.9%	11.6%	12.4%	11.8%	12.9%	9.9%	12.9%	3.0%		3.0%		1.1%

Return on Equity
Allocated equity	$799	$814	$772	$444	$450	$799	$450	$(349)	(44)%	$(349)	(44)%	$6	1%
Operating return on allocated equity (1)	38.5%	36.7%	36.5%	44.9%	53.7%	38.5%	53.7%	15.2%		15.2%		8.8%

On-balance sheet deposits	$9,568	$9,678	$9,652	$6,540	$6,004	$9,568	$6,004	$(3,564)	(37)%	$(3,564)	(37)%	$(536)	(8)%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Product Information
Certificates and Banking - Combined
Pretax operating earnings	$25	$27	$24	$8	$9	$25	$9	$(16)	(64)%	$(16)	(64)%	$1	13%
Allocated equity	$553	$568	$528	$203	$210	$553	$210	$(343)	(62)%	$(343)	(62)%	$7	3%
Operating return on allocated equity (1)	14.9%	14.7%	13.0%	12.5%	11.6%	14.9%	11.6%	(3.3)%		(3.3)%		(0.9)%

Wealth Management & Distribution
Pretax operating earnings	$69	$84	$95	$111	$122	$69	$122	$53	77%	$53	77%	$11	10%
Allocated equity	$246	$246	$244	$241	$240	$246	$240	$(6)	(2)%	$(6)	(2)%	$(1)	—
Operating return on allocated equity (1)	88.5%	84.9%	88.3%	108.3%	125.0%	88.5%	125.0%	36.5%		36.5%		16.7%

Financial Plans
Branded financial plan net cash sales	$55	$56	$49	$63	$58	$55	$58	$3	5%	$3	5%	$(5)	(8)%

Financial Advisors
Employee advisors	2,266	2,311	2,328	2,318	2,303	2,266	2,303	37	2%	37	2%	(15)	(1)%
Franchisee advisors	7,478	7,492	7,487	7,449	7,474	7,478	7,474	(4)	—	(4)	—	25	—
Total branded financial advisors	9,744	9,803	9,815	9,767	9,777	9,744	9,777	33	—	33	—	10	—

Operating total net revenues per financial advisor (in thousands) (2)	$98	$97	$98	$103	$104	$98	$104	$6	6%	$6	6%	$1	1%

Advisor Retention
Employee	92.1%	92.2%	91.5%	90.8%	91.2%	92.1%	91.2%	(0.9)%		(0.9)%		0.4%
Franchisee	94.1%	94.3%	93.8%	93.8%	94.3%	94.1%	94.3%	0.2%		0.2%		0.5%

Total Client Assets (at period end)	$334,086	$330,847	$344,857	$352,751	$371,916	$334,086	$371,916	$37,830	11%	$37,830	11%	$19,165	5%

Total Wrap Accounts
Beginning assets	$103,385	$113,128	$113,414	$120,554	$124,648	$103,385	$124,648	$21,263	21%	$21,263	21%	$4,094	3%
Net flows	2,887	2,634	2,062	2,062	4,073	2,887	4,073	1,186	41%	1,186	41%	2,011	98%
Market appreciation (depreciation) and other	6,856	(2,348)	5,078	2,032	5,045	6,856	5,045	(1,811)	(26)%	(1,811)	(26)%	3,013	#
Total wrap ending assets	$113,128	$113,414	$120,554	$124,648	$133,766	$113,128	$133,766	$20,638	18%	$20,638	18%	$9,118	7%

Supplemental information - excluding historical former banking operations
Operating total net revenues	$954	$953	$961	$1,005	$1,018	$954	$1,018	$64	7%	$64	7%	$13	1%
Less: Operating total net revenues attributable to former banking operations	32	34	33	12	—	32	—	(32)	#	(32)	#	(12)	#
Operating total net revenues excluding former banking operations (3)	$922	$919	$928	$993	$1,018	$922	$1,018	$96	10%	$96	10%	$25	3%

Operating expenses	$860	$842	$842	$886	$887	$860	$887	$27	3%	$27	3%	$1	—
Less: Operating expenses attributable to former banking operations	17	16	17	12	—	17	—	(17)	#	(17)	#	(12)	#
Operating expenses excluding former banking operations (3)	$843	$826	$825	$874	$887	$843	$887	$44	5%	$44	5%	$13	1%

Operating total net revenues excluding former banking operations (3)	$922	$919	$928	$993	$1,018	$922	$1,018	$96	10%	$96	10%	$25	3%
Operating expenses excluding former banking operations (3)	843	826	825	874	887	843	887	44	5%	44	5%	13	1%
Pretax operating earnings excluding former banking operations (3)	$79	$93	$103	$119	$131	$79	$131	$52	66%	$52	66%	$12	10%

Pretax operating margin excluding former banking operations (3)	8.6%	10.1%	11.1%	12.0%	12.9%	8.6%	12.9%	4.3%		4.3%		0.9%

Allocated equity excluding equity attributable to former banking operations	$405	$404	$420	$438	$450	$405	$450	$45	11%	$45	11%	$12	3%
Operating return on allocated equity excluding former banking operations (1)	61.6%	59.3%	59.7%	70.0%	77.7%	61.6%	77.7%	16.1%		16.1%		7.7%

Operating total net revenues per financial advisor excluding former banking operations (in thousands) (2)	$95	$94	$95	$102	$104	$95	$104	$9	9%	$9	9%	$2	2%

(1)    Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)    Year-to-date is sum of current and prior quarters for the year under review.

(3)    See non-GAAP financial information on pg 34.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$586	$592	$620	$622	$627	$586	$627	$41	7%	$41	7%	$5	1%
Distribution fees	111	111	109	111	114	111	114	3	3%	3	3%	3	3%
Net investment income	5	2	5	7	4	5	4	(1)	(20)%	(1)	(20)%	(3)	(43)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	9	3	(1)	1	1	9	1	(8)	(89)%	(8)	(89)%	—	—
Total revenues	711	708	733	741	746	711	746	35	5%	35	5%	5	1%
Banking and deposit interest expense	—	1	—	1	—	—	—	—	—	—	—	(1)	#
Operating total net revenues	711	707	733	740	746	711	746	35	5%	35	5%	6	1%

Expenses
Distribution expenses	274	272	276	283	288	274	288	14	5%	14	5%	5	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	3	5	4	4	4	3	4	1	33%	1	33%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	303	300	298	312	310	303	310	7	2%	7	2%	(2)	(1)%
Operating expenses	580	577	578	599	602	580	602	22	4%	22	4%	3	1%
Pretax operating earnings	$131	$130	$155	$141	$144	$131	$144	$13	10%	$13	10%	$3	2%

Pretax operating margin	18.4%	18.4%	21.1%	19.1%	19.3%	18.4%	19.3%	0.9%		0.9%		0.2%

Operating total net revenues	$711	$707	$733	$740	$746	$711	$746	$35	5%	$35	5%	$6	1%
Distribution pass thru revenues	(207)	(203)	(203)	(209)	(214)	(207)	(214)	(7)	(3)%	(7)	(3)%	(5)	(2)%
Subadvisory and other pass thru revenues	(96)	(95)	(105)	(103)	(98)	(96)	(98)	(2)	(2)%	(2)	(2)%	5	5%
Adjusted operating revenues (1)	$408	$409	$425	$428	$434	$408	$434	$26	6%	$26	6%	$6	1%

Pretax operating earnings	$131	$130	$155	$141	$144	$131	$144	$13	10%	$13	10%	$3	2%
Operating net investment income	(5)	(2)	(5)	(7)	(4)	(5)	(4)	1	20%	1	20%	3	43%
Amortization of intangibles	10	10	10	10	10	10	10	—	—	—	—	—	—
Adjusted operating earnings (1)	$136	$138	$160	$144	$150	$136	$150	$14	10%	$14	10%	$6	4%

Adjusted net pretax operating margin (1)(2)	33.3%	33.7%	37.6%	33.6%	34.6%	33.3%	34.6%	1.3%		1.3%		1.0%

Return on Equity
Allocated equity (3)	$1,969	$1,964	$1,942	$1,929	$1,908	$1,969	$1,908	$(61)	(3)%	$(61)	(3)%	$(21)	(1)%
Operating return on allocated equity (4)	19.3%	18.3%	19.6%	20.9%	21.5%	19.3%	21.5%	2.2%		2.2%		0.6%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)             Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.  Allocated equity methodology was changed in the current period (see glossary for definition).  Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

(4)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating ROE reflects the new allocated equity methodology for all periods (see glossary for definition), and there has been no change in operating earnings.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Total Managed Asset Net Flows
Columbia managed asset net flows	$(5,122)	$(5,401)	$(3,498)	$(4,553)	$(5,065)	$(5,122)	$(5,065)	$57	1%	$57	1%	$(512)	(11)%
Threadneedle managed asset net flows (1)	260	(2,436)	(165)	439	(988)	260	(988)	(1,248)	#	(1,248)	#	(1,427)	#
Sub-advised eliminations (1)	260	1,189	188	169	311	260	311	51	20%	51	20%	142	84%
Total managed asset net flows	$(4,602)	$(6,648)	$(3,475)	$(3,945)	$(5,742)	$(4,602)	$(5,742)	$(1,140)	(25)%	$(1,140)	(25)%	$(1,797)	(46)%

Total Managed Assets Reconciliations
Columbia managed assets	$344,006	$331,934	$339,943	$330,419	$341,327	$344,006	$341,327	$(2,679)	(1)%	$(2,679)	(1)%	$10,908	3%
Threadneedle managed assets	123,340	116,630	123,705	127,752	127,674	123,340	127,674	4,334	4%	4,334	4%	(78)	—
Sub-advised eliminations	(4,305)	(2,760)	(2,792)	(2,730)	(2,514)	(4,305)	(2,514)	1,791	42%	1,791	42%	216	8%
Total managed assets	$463,041	$445,804	$460,856	$455,441	$466,487	$463,041	$466,487	$3,446	1%	$3,446	1%	$11,046	2%

Total Managed Assets by Type
Equity	$231,893	$213,448	$224,136	$224,078	$238,096	$231,893	$238,096	$6,203	3%	$6,203	3%	$14,018	6%
Fixed income	202,256	204,340	209,742	205,210	203,357	202,256	203,357	1,101	1%	1,101	1%	(1,853)	(1)%
Money market	6,869	6,871	6,766	6,480	6,022	6,869	6,022	(847)	(12)%	(847)	(12)%	(458)	(7)%
Alternative	9,313	8,817	7,365	6,703	6,627	9,313	6,627	(2,686)	(29)%	(2,686)	(29)%	(76)	(1)%
Hybrid and other	12,710	12,328	12,847	12,970	12,385	12,710	12,385	(325)	(3)%	(325)	(3)%	(585)	(5)%
Total managed assets by type	$463,041	$445,804	$460,856	$455,441	$466,487	$463,041	$466,487	$3,446	1%	$3,446	1%	$11,046	2%

(1)             Threadneedle net flows in Q2 2012 include $1.2 billion of outflows primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$204,843	$221,429	$211,376	$218,839	$216,264	$204,843	$216,264	$11,421	6%	$11,421	6%	$(2,575)	(1)%
Mutual fund inflows	10,717	9,158	8,446	9,885	10,338	10,717	10,338	(379)	(4)%	(379)	(4)%	453	5%
Mutual fund outflows	(14,267)	(14,821)	(10,204)	(14,236)	(12,518)	(14,267)	(12,518)	1,749	12%	1,749	12%	1,718	12%
Net VP/VIT fund flows	279	(33)	(160)	(113)	(165)	279	(165)	(444)	#	(444)	#	(52)	(46)%
Net new flows	(3,271)	(5,696)	(1,918)	(4,464)	(2,345)	(3,271)	(2,345)	926	28%	926	28%	2,119	47%
Reinvested dividends	342	1,986	474	3,178	509	342	509	167	49%	167	49%	(2,669)	(84)%
Net flows	(2,929)	(3,710)	(1,444)	(1,286)	(1,836)	(2,929)	(1,836)	1,093	37%	1,093	37%	(550)	(43)%
Distributions	(534)	(2,297)	(642)	(3,991)	(660)	(534)	(660)	(126)	(24)%	(126)	(24)%	3,331	83%
Market appreciation (depreciation) and other (1)	20,049	(4,046)	9,549	2,702	13,708	20,049	13,708	(6,341)	(32)%	(6,341)	(32)%	11,006	#
Total ending assets	221,429	211,376	218,839	216,264	227,476	221,429	227,476	6,047	3%	6,047	3%	11,212	5%

% of total retail assets sub-advised	18.2%	20.5%	20.5%	21.8%	21.7%	18.2%	21.7%	3.6%		3.6%		(0.1)%

Institutional
Beginning assets	73,270	75,024	72,753	74,474	72,417	73,270	72,417	(853)	(1)%	(853)	(1)%	(2,057)	(3)%
Inflows	4,176	3,720	4,366	5,256	4,893	4,176	4,893	717	17%	717	17%	(363)	(7)%
Outflows	(6,063)	(5,114)	(4,911)	(7,883)	(8,039)	(6,063)	(8,039)	(1,976)	(33)%	(1,976)	(33)%	(156)	(2)%
Net flows	(1,887)	(1,394)	(545)	(2,627)	(3,146)	(1,887)	(3,146)	(1,259)	(67)%	(1,259)	(67)%	(519)	(20)%
Market appreciation (depreciation) and other	3,641	(877)	2,266	570	2,664	3,641	2,664	(977)	(27)%	(977)	(27)%	2,094	#
Total ending assets	75,024	72,753	74,474	72,417	71,935	75,024	71,935	(3,089)	(4)%	(3,089)	(4)%	(482)	(1)%

Alternative
Beginning assets	8,124	8,253	7,782	6,354	5,684	8,124	5,684	(2,440)	(30)%	(2,440)	(30)%	(670)	(11)%
Inflows	96	165	415	29	415	96	415	319	#	319	#	386	#
Outflows	(402)	(462)	(1,924)	(669)	(498)	(402)	(498)	(96)	(24)%	(96)	(24)%	171	26%
Net flows	(306)	(297)	(1,509)	(640)	(83)	(306)	(83)	223	73%	223	73%	557	87%
Market appreciation (depreciation) and other	435	(174)	81	(30)	53	435	53	(382)	(88)%	(382)	(88)%	83	#
Total ending assets	8,253	7,782	6,354	5,684	5,654	8,253	5,654	(2,599)	(31)%	(2,599)	(31)%	(30)	(1)%

Affiliated General Account Assets	39,402	40,113	40,359	36,136	36,262	39,402	36,262	(3,140)	(8)%	(3,140)	(8)%	126	—

Other and Eliminations	(102)	(90)	(83)	(82)	—	(102)	—	102	#	102	#	82	#
Total Columbia managed assets	$344,006	$331,934	$339,943	$330,419	$341,327	$344,006	$341,327	$(2,679)	(1)%	$(2,679)	(1)%	$10,908	3%

Total Columbia net flows	$(5,122)	$(5,401)	$(3,498)	$(4,553)	$(5,065)	$(5,122)	$(5,065)	$57	1%	$57	1%	$(512)	(11)%

(1)             Included in Market appreciation (depreciation) and other for retail funds in the 2nd quarter of 2012 are $3B due to the transfer of Active Diversified Portfolio assets from non-proprietary to proprietary funds.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$31,809	$36,345	$33,329	$36,923	$39,086	$31,809	$39,086	$7,277	23%	$7,277	23%	$2,163	6%
Mutual fund inflows	4,516	3,324	4,148	4,046	5,359	4,516	5,359	843	19%	843	19%	1,313	32%
Mutual fund outflows (1)	(3,399)	(4,589)	(2,800)	(3,023)	(3,998)	(3,399)	(3,998)	(599)	(18)%	(599)	(18)%	(975)	(32)%
Net new flows	1,117	(1,265)	1,348	1,023	1,361	1,117	1,361	244	22%	244	22%	338	33%
Reinvested dividends	14	51	4	50	33	14	33	19	#	19	#	(17)	(34)%
Net flows	1,131	(1,214)	1,352	1,073	1,394	1,131	1,394	263	23%	263	23%	321	30%
Distributions	(74)	(156)	(67)	(181)	(86)	(74)	(86)	(12)	(16)%	(12)	(16)%	95	52%
Market appreciation (depreciation)	2,387	(1,233)	1,172	880	3,499	2,387	3,499	1,112	47%	1,112	47%	2,619	#
Foreign currency translation (2)	1,033	(610)	969	203	(2,611)	1,033	(2,611)	(3,644)	#	(3,644)	#	(2,814)	#
Other	59	197	168	188	94	59	94	35	59%	35	59%	(94)	(50)%
Total ending assets	36,345	33,329	36,923	39,086	41,376	36,345	41,376	5,031	14%	5,031	14%	2,290	6%

Institutional
Beginning assets	80,617	85,935	82,266	85,771	87,647	80,617	87,647	7,030	9%	7,030	9%	1,876	2%
Inflows	2,778	1,854	1,941	2,557	1,263	2,778	1,263	(1,515)	(55)%	(1,515)	(55)%	(1,294)	(51)%
Outflows	(3,542)	(3,047)	(3,404)	(3,188)	(3,591)	(3,542)	(3,591)	(49)	(1)%	(49)	(1)%	(403)	(13)%
Net flows	(764)	(1,193)	(1,463)	(631)	(2,328)	(764)	(2,328)	(1,564)	#	(1,564)	#	(1,697)	#
Market appreciation (depreciation)	3,115	(1,603)	1,951	1,416	5,212	3,115	5,212	2,097	67%	2,097	67%	3,796	#
Foreign currency translation (2)	2,437	(1,615)	2,446	452	(5,753)	2,437	(5,753)	(8,190)	#	(8,190)	#	(6,205)	#
Other	530	742	571	639	547	530	547	17	3%	17	3%	(92)	(14)%
Total ending assets	85,935	82,266	85,771	87,647	85,325	85,935	85,325	(610)	(1)%	(610)	(1)%	(2,322)	(3)%

Alternative
Beginning assets	1,147	1,060	1,035	1,011	1,019	1,147	1,019	(128)	(11)%	(128)	(11)%	8	1%
Inflows	—	—	67	26	—	—	—	—	—	—	—	(26)	#
Outflows	(107)	(29)	(121)	(29)	(54)	(107)	(54)	53	50%	53	50%	(25)	(86)%
Net flows	(107)	(29)	(54)	(3)	(54)	(107)	(54)	53	50%	53	50%	(51)	#
Market appreciation (depreciation)	(27)	3	(12)	(13)	48	(27)	48	75	#	75	#	61	#
Foreign currency translation (2)	33	(19)	29	6	(64)	33	(64)	(97)	#	(97)	#	(70)	#
Other	14	20	13	18	24	14	24	10	71%	10	71%	6	33%
Total ending assets	1,060	1,035	1,011	1,019	973	1,060	973	(87)	(8)%	(87)	(8)%	(46)	(5)%

Total Threadneedle managed assets	$123,340	$116,630	$123,705	$127,752	$127,674	$123,340	$127,674	$4,334	4%	$4,334	4%	$(78)	—

Total Threadneedle net flows	$260	$(2,436)	$(165)	$439	$(988)	$260	$(988)	$(1,248)	#	$(1,248)	#	$(1,427)	#

Total Threadneedle net flows excluding legacy insurance mandates	$1,095	$(1,763)	$886	$1,669	$1,189	$1,095	$1,189	$94	9%	$94	9%	$(480)	(29)%

(1)             Retail fund outflows in Q2 2012 include $1.2 billion primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

(2)             Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2013

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013
Domestic Equity
Equal weighted	1 year	46%	43%	54%	67%	52%
	3 year	60%	56%	47%	53%	51%
	5 year	63%	60%	57%	54%	51%
Asset weighted	1 year	59%	62%	64%	71%	56%
	3 year	76%	76%	69%	72%	69%
	5 year	60%	75%	72%	73%	71%
International Equity
Equal weighted	1 year	83%	63%	67%	55%	39%
	3 year	65%	41%	50%	44%	56%
	5 year	64%	57%	64%	60%	57%
Asset weighted	1 year	93%	84%	80%	20%	20%
	3 year	75%	15%	65%	19%	25%
	5 year	84%	73%	80%	80%	81%
Taxable Fixed Income
Equal weighted	1 year	85%	75%	70%	67%	63%
	3 year	45%	45%	65%	75%	78%
	5 year	68%	74%	74%	79%	82%
Asset weighted	1 year	95%	82%	72%	72%	70%
	3 year	44%	53%	80%	87%	83%
	5 year	75%	81%	81%	83%	98%
Tax Exempt Fixed Income
Equal weighted	1 year	90%	90%	85%	90%	95%
	3 year	95%	95%	95%	100%	100%
	5 year	90%	90%	95%	100%	100%
Asset weighted	1 year	82%	83%	77%	93%	93%
	3 year	85%	85%	86%	100%	100%
	5 year	98%	98%	99%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	91%	91%	40%	60%	54%
	3 year	67%	71%	85%	85%	64%
	5 year	52%	52%	85%	85%	82%
Asset weighted	1 year	92%	92%	43%	81%	62%
	3 year	89%	90%	91%	91%	84%
	5 year	88%	90%	91%	91%	94%

Number of funds with 4 or 5 Morningstar star ratings
Overall		56	56	53	51	52
3 year		53	53	52	56	50
5 year		49	45	43	44	44

Percent of funds with 4 or 5 Morningstar star ratings
Overall		47%	47%	47%	46%	51%
3 year		44%	45%	46%	50%	49%
5 year		44%	41%	41%	42%	45%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		66%	64%	66%	66%	58%
3 year		53%	40%	47%	52%	49%
5 year		44%	43%	43%	57%	47%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2013

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013
Equity
Equal weighted	1 year	73%	65%	59%	75%	71%
	3 year	73%	85%	78%	80%	78%
	5 year	86%	80%	83%	84%	84%
Asset weighted	1 year	84%	87%	61%	78%	60%
	3 year	78%	91%	80%	93%	92%
	5 year	87%	86%	88%	94%	94%

Fixed Income
Equal weighted	1 year	79%	67%	92%	83%	67%
	3 year	85%	64%	76%	76%	57%
	5 year	82%	64%	73%	91%	92%
Asset weighted	1 year	80%	39%	99%	60%	29%
	3 year	80%	41%	52%	59%	37%
	5 year	97%	68%	75%	98%	98%

Allocation (Managed) Funds
Equal weighted	1 year	67%	0%	67%	67%	83%
	3 year	50%	67%	67%	67%	67%
	5 year	100%	100%	83%	83%	83%
Asset weighted	1 year	80%	0%	77%	77%	86%
	3 year	41%	78%	77%	77%	78%
	5 year	100%	100%	86%	86%	86%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$160	$159	$163	$166	$170	$160	$170	$10	6%	$10	6%	$4	2%
Distribution fees	76	78	82	81	81	76	81	5	7%	5	7%	—	—
Net investment income	293	287	276	276	270	293	270	(23)	(8)%	(23)	(8)%	(6)	(2)%
Premiums	32	28	30	28	28	32	28	(4)	(13)%	(4)	(13)%	—	—
Other revenues	67	76	81	85	81	67	81	14	21%	14	21%	(4)	(5)%
Total revenues	628	628	632	636	630	628	630	2	—	2	—	(6)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	628	628	632	636	630	628	630	2	—	2	—	(6)	(1)%

Expenses
Distribution expenses	100	97	98	100	101	100	101	1	1%	1	1%	1	1%
Interest credited to fixed accounts	171	174	173	170	164	171	164	(7)	(4)%	(7)	(4)%	(6)	(4)%
Benefits, claims, losses and settlement expenses	78	121	143	77	116	78	116	38	49%	38	49%	39	51%
Amortization of deferred acquisition costs	34	57	72	66	41	34	41	7	21%	7	21%	(25)	(38)%
Interest and debt expense	1	—	—	1	—	1	—	(1)	#	(1)	#	(1)	#
General and administrative expense	55	63	55	51	52	55	52	(3)	(5)%	(3)	(5)%	1	2%
Operating expenses	439	512	541	465	474	439	474	35	8%	35	8%	9	2%
Pretax operating earnings	$189	$116	$91	$171	$156	$189	$156	$(33)	(17)%	$(33)	(17)%	$(15)	(9)%

Pretax operating margin	30.1%	18.5%	14.4%	26.9%	24.8%	30.1%	24.8%	(5.3)%		(5.3)%		(2.1)%

Return on Equity
Allocated equity (1)	$2,460	$2,673	$2,425	$2,394	$2,266	$2,460	$2,266	$(194)	(8)%	$(194)	(8)%	$(128)	(5)%
Operating return on allocated equity (2)	18.3%	16.7%	15.4%	16.6%	16.2%	18.3%	16.2%	(2.1)%		(2.1)%		(0.4)%

Market impact on variable annuity guaranteed living benefits (3)
Risk margin and nonperformance spread impact	$(60)	$99	$(32)	$(43)	$(44)	$(60)	$(44)	$16	27%	$16	27%	$(1)	(2)%
Other	(53)	(115)	(59)	(2)	42	(53)	42	95	#	95	#	44	#
Total VA guaranteed living benefit impact excluded from operating earnings	$(113)	$(16)	$(91)	$(45)	$(2)	$(113)	$(2)	$111	98%	$111	98%	$43	96%

Total annuity net flows	$(101)	$(324)	$(396)	$(517)	$(462)	$(101)	$(462)	$(361)	#	$(361)	#	$55	11%

(1)        Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI. Allocated equity is not adjusted for non-operating items except for CIEs. Allocated equity methodology was changed in the current period (see glossary for definition). Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator. Operating ROE reflects the new allocated equity methodology for all periods (see glossary for definition), and there has been no change in operating earnings.

(3)        Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax operating earnings	$133	$83	$31	$129	$109	$133	$109	$(24)	(18)%	$(24)	(18)%	$(20)	(16)%
Allocated equity (1)	$760	$1,032	$806	$809	$726	$760	$726	$(34)	(4)%	$(34)	(4)%	$(83)	(10)%
Operating return on allocated equity (2)	35.1%	31.8%	28.6%	31.6%	31.7%	35.1%	31.7%	(3.4)%		(3.4)%		0.1%

Fixed Annuities (3)
Pretax operating earnings	$56	$33	$60	$42	$47	$56	$47	$(9)	(16)%	$(9)	(16)%	$5	12%
Allocated equity (1)	$1,700	$1,641	$1,619	$1,585	$1,540	$1,700	$1,540	$(160)	(9)%	$(160)	(9)%	$(45)	(3)%
Operating return on allocated equity (2)	10.3%	8.9%	8.3%	8.5%	8.3%	10.3%	8.3%	(2.0)%		(2.0)%		(0.2)%

Variable Annuities Rollforward
Beginning balance	$62,343	$66,960	$65,197	$67,515	$68,054	$62,343	$68,054	$5,711	9%	$5,711	9%	$539	1%
Deposits	1,593	1,178	1,126	1,260	1,236	1,593	1,236	(357)	(22)%	(357)	(22)%	(24)	(2)%
Withdrawals and terminations	(1,507)	(1,325)	(1,308)	(1,474)	(1,429)	(1,507)	(1,429)	78	5%	78	5%	45	3%
Net flows	86	(147)	(182)	(214)	(193)	86	(193)	(279)	#	(279)	#	21	10%
Investment performance and interest credited	4,531	(1,611)	2,504	753	3,021	4,531	3,021	(1,510)	(33)%	(1,510)	(33)%	2,268	#
Other	—	(5)	(4)	—	—	—	—	—	—	—	—	—	—
Total ending balance - contract accumulation values	$66,960	$65,197	$67,515	$68,054	$70,882	$66,960	$70,882	$3,922	6%	$3,922	6%	$2,828	4%

Variable annuities fixed sub-accounts	$4,849	$4,822	$4,833	$4,833	$4,824	$4,849	$4,824	$(25)	(1)%	$(25)	(1)%	$(9)	—

Fixed Annuities Rollforward
Beginning balance	$14,193	$14,133	$14,088	$14,001	$13,823	$14,193	$13,823	$(370)	(3)%	$(370)	(3)%	$(178)	(1)%
Deposits	133	122	91	39	36	133	36	(97)	(73)%	(97)	(73)%	(3)	(8)%
Withdrawals and terminations	(320)	(299)	(305)	(342)	(305)	(320)	(305)	15	5%	15	5%	37	11%
Net flows	(187)	(177)	(214)	(303)	(269)	(187)	(269)	(82)	(44)%	(82)	(44)%	34	11%
Policyholder interest credited	127	127	127	125	121	127	121	(6)	(5)%	(6)	(5)%	(4)	(3)%
Other	—	5	—	—	—	—	—	—	—	—	—	—	—
Total ending balance - contract accumulation values	$14,133	$14,088	$14,001	$13,823	$13,675	$14,133	$13,675	$(458)	(3)%	$(458)	(3)%	$(148)	(1)%

Capitalized interest	$1	$1	$1	$1	$1	$1	$1	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,148	$2,150	$2,151	$2,151	$2,145	$2,148	$2,145	$(3)	—	$(3)	—	$(6)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	5.9%	5.7%	5.6%	5.6%	5.5%	5.9%	5.5%	(0.4)%		(0.4)%		(0.1)%
Crediting rate excluding capitalized interest	(3.7)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.7)%	(3.6)%	0.1%		0.1%		—
Tax equivalent margin spread	2.2%	2.1%	2.0%	2.0%	1.9%	2.2%	1.9%	(0.3)%		(0.3)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,491	$1,549	$1,533	$1,507	$1,508	$1,491	$1,508	$17	1%	$17	1%	$1	—
Capitalization	48	38	40	46	43	48	43	(5)	(10)%	(5)	(10)%	(3)	(7)%
Amortization due to market impact on VA guaranteed living benefits	36	(5)	26	12	(1)	36	(1)	(37)	#	(37)	#	(13)	#
Amortization per income statement	(24)	(47)	(78)	(57)	(32)	(24)	(32)	(8)	(33)%	(8)	(33)%	25	44%
Other	(2)	(2)	(14)	—	14	(2)	14	16	#	16	#	14	—
Total ending balance	$1,549	$1,533	$1,507	$1,508	$1,532	$1,549	$1,532	$(17)	(1)%	$(17)	(1)%	$24	2%

Total Fixed Annuities DAC
Beginning balance	$108	$86	$74	$71	$68	$108	$68	$(40)	(37)%	$(40)	(37)%	$(3)	(4)%
Capitalization	3	3	2	—	1	3	1	(2)	(67)%	(2)	(67)%	1	—
Amortization per income statement	(10)	(10)	6	(9)	(9)	(10)	(9)	1	10%	1	10%	—	—
Other	(15)	(5)	(11)	6	7	(15)	7	22	#	22	#	1	17%
Total ending balance	$86	$74	$71	$68	$67	$86	$67	$(19)	(22)%	$(19)	(22)%	$(1)	(1)%

(1)        Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.  Allocated equity methodology was changed in the current period (see glossary for definition).  Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating ROE reflects the new allocated equity methodology for all periods (see glossary for definition), and there has been no change in operating earnings.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        In the 1st quarter of 2012 through the 1st quarter of 2013, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 5.7%, 5.5%, 5.4%, 5.4% and 5.3% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$14	$13	$14	$14	$14	$14	$14	$—	—	$—	—	$—	—
Distribution fees	23	23	22	23	22	23	22	(1)	(4)%	(1)	(4)%	(1)	(4)%
Net investment income	106	106	110	108	111	106	111	5	5%	5	5%	3	3%
Premiums	273	278	283	287	286	273	286	13	5%	13	5%	(1)	—
Other revenues	107	108	67	110	105	107	105	(2)	(2)%	(2)	(2)%	(5)	(5)%
Total revenues	523	528	496	542	538	523	538	15	3%	15	3%	(4)	(1)%
Banking and deposit interest expense	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Operating total net revenues	522	528	496	542	538	522	538	16	3%	16	3%	(4)	(1)%

Expenses
Distribution expenses	15	18	16	18	16	15	16	1	7%	1	7%	(2)	(11)%
Interest credited to fixed accounts	35	35	34	39	34	35	34	(1)	(3)%	(1)	(3)%	(5)	(13)%
Benefits, claims, losses and settlement expenses (1)	278	277	282	309	292	278	292	14	5%	14	5%	(17)	(6)%
Amortization of deferred acquisition costs	30	32	17	31	29	30	29	(1)	(3)%	(1)	(3)%	(2)	(6)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense (1)	57	57	58	52	57	57	57	—	—	—	—	5	10%
Operating expenses	415	419	407	449	428	415	428	13	3%	13	3%	(21)	(5)%
Pretax operating earnings	$107	$109	$89	$93	$110	$107	$110	$3	3%	$3	3%	$17	18%

Pretax operating margin	20.5%	20.6%	17.9%	17.2%	20.4%	20.5%	20.4%	(0.1)%		(0.1)%		3.2%

Return on Equity
Allocated equity (2)	$1,750	$1,760	$1,731	$1,753	$1,751	$1,750	$1,751	$1	—	$1	—	$(2)	—
Operating return on allocated equity (3)	15.4%	15.9%	16.9%	16.6%	16.7%	15.4%	16.7%	1.3%		1.3%		0.1%

Market impact on indexed universal life benefits (4)
Risk margin and nonperformance spread impact	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—
Total market impact on indexed universal life benefits excluded from operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Product Information
Long Term Care
Pretax operating earnings	$2	$2	$(2)	$5	$5	$2	$5	$3	#	$3	#	$—	—
Allocated equity (2)	$481	$489	$489	$505	$501	$481	$501	$20	4%	$20	4%	$(4)	(1)%
Operating return on allocated equity (3)	3.2%	2.6%	0.7%	1.1%	1.5%	3.2%	1.5%	(1.7)%		(1.7)%		0.4%

Protection excluding Long Term Care
Pretax operating earnings	$105	$107	$91	$88	$105	$105	$105	$—	—	$—	—	$17	19%
Allocated equity (2)	$1,269	$1,271	$1,242	$1,248	$1,250	$1,269	$1,250	$(19)	(1)%	$(19)	(1)%	$2	—
Operating return on allocated equity (3)	20.8%	21.3%	23.1%	22.6%	22.6%	20.8%	22.6%	1.8%		1.8%		—

(1)        In the first quarter of 2013, unallocated loss adjustment expense related to our auto and home business was reclassified from general and administrative expense to benefits, claims, losses and settlement expenses.  All prior periods have been restated.

(2)        Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.  Allocated equity methodology was changed in the current period (see glossary for definition).  Prior periods have been restated to reflect management’s best estimate of allocated capital under the new methodology.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating ROE reflects the new allocated equity methodology for all periods (see glossary for definition), and there has been no change in operating earnings.

(4)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$56	$60	$68	$79	$64	$56	$64	$8	14%	$8	14%	$(15)	(19)%
Term and whole life	3	3	2	4	2	3	2	(1)	(33)%	(1)	(33)%	(2)	(50)%
Disability insurance	1	2	1	1	1	1	1	—	—	—	—	—	—
Auto and home	197	200	217	200	214	197	214	17	9%	17	9%	14	7%
Total cash sales	$257	$265	$288	$284	$281	$257	$281	$24	9%	$24	9%	$(3)	(1)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,216	$9,740	$9,502	$9,760	$9,859	$9,216	$9,859	$643	7%	$643	7%	$99	1%
Premiums and deposits	232	231	236	260	234	232	234	2	1%	2	1%	(26)	(10)%
Investment performance and interest	575	(188)	307	128	396	575	396	(179)	(31)%	(179)	(31)%	268	#
Withdrawals and surrenders	(284)	(281)	(285)	(287)	(287)	(284)	(287)	(3)	(1)%	(3)	(1)%	—	—
Other	1	—	—	(2)	—	1	—	(1)	#	(1)	#	2	#
Total ending balance	$9,740	$9,502	$9,760	$9,859	$10,202	$9,740	$10,202	$462	5%	$462	5%	$343	3%

Premiums by Product
Term and whole life	$12	$13	$12	$12	$13	$12	$13	$1	8%	$1	8%	$1	8%
Disability insurance	40	40	40	39	39	40	39	(1)	(3)%	(1)	(3)%	—	—
Long term care	28	29	29	30	28	28	28	—	—	—	—	(2)	(7)%
Auto and home	189	192	198	202	202	189	202	13	7%	13	7%	—	—
Intercompany premiums	4	4	4	4	4	4	4	—	—	—	—	—	—
Total premiums by product	$273	$278	$283	$287	$286	$273	$286	$13	5%	$13	5%	$(1)	—

Auto and Home Insurance
Policy count (thousands)	708	725	742	756	773	708	773	65	9%	65	9%	17	2%
Loss ratio	80.4%	85.0%	82.8%	97.1%	84.7%	80.4%	84.7%	4.3%		4.3%		(12.4)%
Expense ratio	15.5%	15.0%	14.8%	16.0%	15.4%	15.5%	15.4%	(0.1)%		(0.1)%		(0.6)%
Combined ratio	95.9%	100.0%	97.6%	113.1%	100.1%	95.9%	100.1%	4.2%		4.2%		(13.0)%

DAC Rollforward
Life and Health
Beginning balance	$814	$809	$797	$793	$797	$814	$797	$(17)	(2)%	$(17)	(2)%	$4	1%
Capitalization	16	18	17	22	18	16	18	2	13%	2	13%	(4)	(18)%
Amortization due to market impact on indexed universal life benefits	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization per income statement	(19)	(21)	(6)	(19)	(17)	(19)	(17)	2	11%	2	11%	2	11%
Other	(2)	(9)	(15)	1	12	(2)	12	14	#	14	#	11	#
Total ending balance	$809	$797	$793	$797	$810	$809	$810	$1	—	$1	—	$13	2%

Life Insurance in Force	$190,872	$190,746	$190,862	$191,447	$191,882	$190,872	$191,882	$1,010	1%	$1,010	1%	$435	—

Net Amount at Risk	$44,360	$43,874	$43,077	$42,758	$41,990	$44,360	$41,990	$(2,370)	(5)%	$(2,370)	(5)%	$(768)	(2)%

Net Policyholder Reserves
VUL / UL	$8,818	$8,577	$8,840	$8,950	$9,306	$8,818	$9,306	$488	6%	$488	6%	$356	4%
Term and whole life	236	235	233	231	228	236	228	(8)	(3)%	(8)	(3)%	(3)	(1)%
Disability insurance	525	526	527	524	527	525	527	2	—	2	—	3	1%
Long term care and other	2,590	2,557	2,581	2,594	2,605	2,590	2,605	15	1%	15	1%	11	—
Auto and home loss and LAE reserves	344	345	339	356	362	344	362	18	5%	18	5%	6	2%
Total net policyholder reserves	$12,513	$12,240	$12,520	$12,655	$13,028	$12,513	$13,028	$515	4%	$515	4%	$373	3%

(1)        Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	1	—	—	—	—	—	—	—	(1)	#
Net investment income	4	4	5	(4)	(6)	4	(6)	(10)	#	(10)	#	(2)	(50)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	4	3	1	2	3	4	3	(1)	(25)%	(1)	(25)%	1	50%
Total revenues	8	7	5	(1)	(3)	8	(3)	(11)	#	(11)	#	(2)	#
Banking and deposit interest expense	—	—	—	(1)	—	—	—	—	—	—	—	1	#
Operating total net revenues	8	7	5	—	(3)	8	(3)	(11)	#	(11)	#	(3)	—

Expenses
Distribution expenses	—	—	—	—	1	—	1	1	—	1	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	22	24	24	24	25	22	25	3	14%	3	14%	1	4%
General and administrative expense	51	50	38	57	52	51	52	1	2%	1	2%	(5)	(9)%
Operating expenses	73	74	62	81	78	73	78	5	7%	5	7%	(3)	(4)%
Pretax operating loss	$(65)	$(67)	$(57)	$(81)	$(81)	$(65)	$(81)	$(16)	(25)%	$(16)	(25)%	$—	—

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$(30)	$(32)	$(32)	$(31)	$(31)	$(30)	$(31)	$(1)	(3)%	$(1)	(3)%	$—	—
Distribution fees	(279)	(270)	(274)	(291)	(286)	(279)	(286)	(7)	(3)%	(7)	(3)%	5	2%
Net investment income	—	—	—	—	—	—	—	—	—	—	—	—	—
Premiums	(4)	(4)	(4)	(4)	(4)	(4)	(4)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(313)	(306)	(310)	(326)	(321)	(313)	(321)	(8)	(3)%	(8)	(3)%	5	2%
Banking and deposit interest expense	(1)	(1)	—	—	—	(1)	—	1	#	1	#	—	—
Operating total net revenues	(312)	(305)	(310)	(326)	(321)	(312)	(321)	(9)	(3)%	(9)	(3)%	5	2%

Expenses
Distribution expenses	(297)	(289)	(295)	(312)	(307)	(297)	(307)	(10)	(3)%	(10)	(3)%	5	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(15)	(16)	(15)	(14)	(14)	(15)	(14)	1	7%	1	7%	—	—
Operating expenses	(312)	(305)	(310)	(326)	(321)	(312)	(321)	(9)	(3)%	(9)	(3)%	5	2%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2013

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2013

(in millions, unaudited)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Assets
Cash and cash equivalents	$2,312	$2,721	$3,325	$2,371	$2,160
Cash of consolidated investment entities	562	551	607	579	881
Investments	40,291	40,034	39,815	36,877	36,446
Investments of consolidated investment entities	4,815	4,690	4,587	4,370	4,358
Separate account assets	71,635	69,303	71,919	72,397	75,499
Receivables	4,286	4,339	4,415	4,220	4,256
Receivables of consolidated investment entities	43	38	56	95	127
Deferred acquisition costs	2,472	2,431	2,397	2,399	2,435
Restricted and segregated cash and investments	1,875	1,763	2,060	2,538	2,262
Other assets	7,429	8,319	8,224	7,667	7,684
Other assets of consolidated investment entities	1,037	1,081	1,159	1,216	1,188
Total Assets	$136,757	$135,270	$138,564	$134,729	$137,296

Liabilities
Future policy benefits and claims	$30,994	$31,675	$31,595	$31,217	$30,545
Separate account liabilities	71,635	69,303	71,919	72,397	75,499
Customer deposits	9,961	10,079	10,048	6,526	6,494
Short-term borrowings	504	498	500	501	500
Long-term debt	2,381	2,403	2,413	2,403	2,389
Debt of consolidated investment entities	5,231	5,213	5,221	4,981	5,148
Accounts payable and accrued expenses	887	978	1,145	1,228	1,023
Accounts payable and accrued expenses of consolidated investment entities	20	24	25	96	30
Other liabilities	5,272	5,376	5,779	5,467	5,715
Other liabilities of consolidated investment entities	123	108	98	201	336
Total Liabilities	127,008	125,657	128,743	125,017	127,679

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,237	6,287	6,363	6,503	6,592
Retained earnings	5,845	5,990	6,087	6,381	6,617
Appropriated retained earnings of consolidated investment entities	440	394	390	336	361
Treasury stock	(4,261)	(4,611)	(4,953)	(5,325)	(5,697)
Accumulated other comprehensive income, net of tax	851	942	1,267	1,194	1,084
Total Ameriprise Financial Shareholders’ Equity	9,115	9,005	9,157	9,092	8,960

Noncontrolling interests	634	608	664	620	657
Total Equity	9,749	9,613	9,821	9,712	9,617
Total Liabilities and Equity	$136,757	$135,270	$138,564	$134,729	$137,296

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2013

(in millions unless otherwise noted, unaudited)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Long-term Debt Summary
Senior notes	$2,087	$2,109	$2,119	$2,109	$2,095
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,381	2,403	2,413	2,403	2,389
Non-recourse debt of consolidated investment entities	5,231	5,213	5,221	4,981	5,148
Total long-term debt	$7,612	$7,616	$7,634	$7,384	$7,537

Total Ameriprise Financial long-term debt	$2,381	$2,403	$2,413	$2,403	$2,389
Fair value of hedges and unamortized discount	(137)	(159)	(169)	(159)	(145)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,244	$2,244	$2,244	$2,244	$2,244

Total equity (2)	$9,749	$9,613	$9,821	$9,712	$9,617
Noncontrolling interests	(634)	(608)	(664)	(620)	(657)
Total Ameriprise Financial shareholders’ equity	9,115	9,005	9,157	9,092	8,960
Equity of consolidated investment entities	(413)	(370)	(365)	(312)	(338)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,702	$8,635	$8,792	$8,780	$8,622

Total Ameriprise Financial capital	$11,496	$11,408	$11,570	$11,495	$11,349
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,946	$10,879	$11,036	$11,024	$10,866

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.7%	21.1%	20.9%	20.9%	21.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.5%	20.6%	20.3%	20.4%	20.7%

Ratings (as of March 31, 2013 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)             See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)             Includes accumulated other comprehensive income, net of tax.

(3)             For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2013

(in millions unless otherwise noted, unaudited)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Cash and cash equivalents	$2,312	$2,721	$3,325	$2,371	$2,160

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	18,393	18,425	18,787	18,815	18,533

Residential mortgage backed securities	7,660	7,531	7,193	5,429	5,364
Commercial mortgage backed securities	4,584	4,442	4,270	3,419	3,222
Asset backed securities	1,754	1,718	1,651	1,275	1,390
Total mortgage and other asset backed securities	13,998	13,691	13,114	10,123	9,976

State and municipal obligations	2,113	2,172	2,229	2,239	2,256
US government and agencies obligations	68	68	61	58	56
Foreign government bonds and obligations	205	216	223	224	215
Common and preferred stocks	11	10	11	13	13
Other AFS	17	8	—	—	—
Total other	2,414	2,474	2,524	2,534	2,540
Total available-for-sale securities	34,805	34,590	34,425	31,472	31,049

Commercial mortgage loans	2,650	2,584	2,570	2,606	2,621
Allowance for loan losses	(35)	(33)	(29)	(29)	(29)
Commercial mortgage loans, net	2,615	2,551	2,541	2,577	2,592

Residential mortgage loans	1,159	1,134	1,089	1,039	987
Allowance for loan losses	(9)	(8)	(8)	(7)	(6)
Residential mortgage loans, net	1,150	1,126	1,081	1,032	981

Policy loans	741	750	752	754	754
Other investments	980	1,017	1,016	1,042	1,070
Total investments	40,291	40,034	39,815	36,877	36,446
Total cash, cash equivalents and investments	$42,603	$42,755	$43,140	$39,248	$38,606

Net unrealized gain Available-for-Sale Securities	$2,187	$2,434	$3,092	$2,962	$2,745

AFS Fixed Maturity Asset Quality - %
AAA	34%	33%	32%	26%	25%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	40%	39%	38%	32%	31%
A	17%	18%	18%	19%	20%
BBB	38%	38%	39%	43%	43%
Below investment grade	5%	5%	5%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	5%	6%	6%

(1)             Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. Our advisors have access to a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment also includes the results of operation for Ameriprise National Trust Bank (formerly Ameriprise Bank, FSB), which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012. This segment earns revenues (distribution fees) for providing non-affiliated products and earns intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides U.S. domestic products and services, and Threadneedle primarily provides international investment products and services. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include mutual funds, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations and hedge funds are classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition to the products and services provided to third-party clients, management teams serving out Asset Management segment provide all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and fixed annuity products are provided through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) and CIEs, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and includes capital held for some stress contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with index universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC and DSIC amortization.  This market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits and index universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits, market impact on index universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings are based on the regulatory levels of assets for each product line, not the higher of regulatory or rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less index universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits plus market impact on index universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed living benefits and index universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2013

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(12)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(1)	—	(1)	—	2	77	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	17	—
Total revenues	1	(1)	—	(1)	—	2	82	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(1)	—	(1)	—	2	82	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	1	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	41	—
General and administrative expense	—	—	—	—	—	—	11	2
Total expenses	—	—	2	—	—	—	52	2
Pretax segment income (loss)	1	(1)	(2)	(1)	—	2	30	(2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	30	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(1)	$(2)	$(1)	$—	$2	$—	$(2)

Included in Operating Earnings

	Asset Management	Annuities	Protection
		Market	Market
	Threadneedle	Impacts	Impacts
(in millions, unaudited)	Valuation (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	—
Total revenues	—	—	—
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	—

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—
Amortization of deferred acquisition costs	—	(11)	(1)
Interest and debt expense	—	—	—
General and administrative expense	2	—	—
Operating expenses	2	(14)	(1)
Pretax operating earnings	$(2)	$14	$1

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)   Variable annuity guaranteed living benefit impacts include:

$1 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(3)   Indexed universal life benefit impacts include:

$0 million net expense related to hedged indexed universal life benefits

$0 million increase in DAC amortization resulting from hedged indexed universal life benefits

$0 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)   Reflects revenues and expenses of Consolidated Investment Entities

(5)   Non-recurring restructuring charges related to exiting the banking business

(6)   Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(7)   Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	84	(3)	—	1	(8)	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	10	5
Total revenues	84	(3)	—	1	(9)	5
Banking and deposit interest expense	—	—	—	—	—	1
Total net revenues	84	(3)	—	1	(9)	4

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	57	—	—	—
Amortization of deferred acquisition costs	—	—	(12)	—	—	—
Interest and debt expense	—	—	—	—	42	—
General and administrative expense	—	—	—	—	6	9
Total expenses	—	—	45	—	48	9
Pretax segment income (loss)	84	(3)	(45)	1	(57)	(5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(57)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$84	$(3)	$(45)	$1	$—	$(5)

Included in Operating Earnings

	Annuities		Protection	Corporate and Eliminations	Consolidated
	Market		Auto & Home	Settlement with
	Impacts	Valuation	Catastrophe	Third Party
(in millions, unaudited)	to DAC/DSIC (5)	Model Revisions (6)(7)	Losses (8)	Service Provider (9)	Tax Adjustment (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(53)	20	—	—
Amortization of deferred acquisition costs	(1)	10	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	(15)	—
Operating expenses	(2)	(43)	20	(15)	—
Pretax operating earnings	$2	$43	$(20)	$15	$—
Tax adjustment					$16

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)   Variable annuity guaranteed living benefit impacts include:

$59 million net expense related to hedged variable annuity living benefits

$14 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)   Reflects revenues and expenses of Consolidated Investment Entities

(4)   Non-recurring restructuring charges related to exiting the banking business

(5)   Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)   Revisions to certain calculations in the valuation of Variable Annuities

(7)   $2 million expense attributable to valuation model revisions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(8)   Catastrophe losses related to Superstorm Sandy

(9)   Positive impact related to settlement with a third party service provider

(10)  Tax adjustment from prior periods

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection	Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(8)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(67)	1	—	(1)	(1)	43	(7)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(5)	—
Total revenues	(67)	1	—	(1)	(1)	27	(7)
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	(67)	1	—	(1)	(1)	27	(8)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	117	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	—	—	—
Interest and debt expense	—	—	—	—	—	44	—
General and administrative expense	—	—	—	—	—	5	9
Total expenses	—	—	91	—	—	49	9
Pretax segment income (loss)	(67)	1	(91)	(1)	(1)	(22)	(17)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(22)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(67)	$1	$(91)	$(1)	$(1)	$—	$(17)

Included in Operating Earnings

	Asset Management	Annuities		Protection
	Hedge Fund	Market	Valuation	Market	Valuation
	Redemption	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Performance Fees (5)	to DAC/DSIC (6)	Model Changes (7)(8)	to DAC/DSIC (6)	Model Changes (7)
Revenues
Management and financial advice fees	*	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(41)
Total revenues	—	—	—	—	(41)
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	(41)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	32	—	(14)
Amortization of deferred acquisition costs	—	(11)	28	(1)	(14)
Interest and debt expense	—	—	—	—	—
General and administrative expense	*	—	—	—	—
Operating expenses	—	(14)	60	(1)	(28)
Pretax operating earnings	$7	$14	$(60)	$1	$(13)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed living benefit impacts include:

$123 million net expense related to hedged variable annuity living benefits

$32 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)        Reflects revenues and expenses of Consolidated Investment Entities

(4)        Non-recurring restructuring charges related to exiting the banking business

(5)        The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net impact on pretax operating earnings

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Net pretax impact of annual review/updating of valuation assumptions and model changes

(8)        $10 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate and Eliminations
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(10)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(4)	—	(2)	—	(1)	2	14	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(3)	—
Total revenues	(4)	—	(2)	—	(1)	2	1	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(4)	—	(2)	—	(1)	2	1	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	11	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	5	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	48	—
General and administrative expense	—	22	—	—	—	—	6	4
Total expenses	—	22	—	16	—	—	54	4
Pretax segment income (loss)	(4)	(22)	(2)	(16)	(1)	2	(53)	(4)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(53)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$(22)	$(2)	$(16)	$(1)	$2	$—	$(4)

Included in Operating Earnings

	Annuities			Protection			Consolidated
			Market		Market	Auto & Home
	Guaranty Fund	Valuation	Impacts	Reserve	Impacts	Catastrophe	Net Tax-
(in millions, unaudited)	Assessments (6)	Model Updates (7)	to DAC/DSIC (8)	Release (9)	to DAC/DSIC (8)	Losses (10)	Related Item (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	2	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	12	3	(9)	—	8	—
Amortization of deferred acquisition costs	—	—	8	—	1	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	6	—	—	—	—	—	—
Operating expenses	6	14	11	(9)	1	8	—
Pretax operating earnings	$(6)	$(14)	$(11)	$9	$(1)	$(8)	$—
Net tax-related item							$40

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$9 million net expense related to hedged variable annuity living benefits

$7 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Insurance industry guaranty fund assessments, primarily related to Executive Life of NY (unaffiliated)

(7)             Revisions to certain calculations in the valuation of our insurance and annuity products

(8)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(9)             Release of excess life insurance reserve

(10)        Above the normal expected level of claims experience due to storms; total catastrophe losses were $17 million for the quarter

(11)        Tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Corporate and Eliminations
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(10)
Distribution fees	—	—	—	—	—	—
Net investment income	(4)	—	1	—	1	61
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	1
Total revenues	(4)	—	1	—	1	52
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(4)	—	1	—	1	52

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	149	—	—
Amortization of deferred acquisition costs	—	—	—	(36)	—	—
Interest and debt expense	—	—	—	—	—	46
General and administrative expense	—	23	—	—	—	2
Total expenses	—	23	—	113	—	48
Pretax segment income (loss)	(4)	(23)	1	(113)	1	4
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	4
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$(23)	$1	$(113)	$1	$—

Included in Operating Earnings

	Asset Management		Annuities		Protection
		Threadneedle		Market	Market
	Threadneedle	FSA Regulatory	Valuation	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	Model Updates (7)	to DAC/DSIC (8)	to DAC/DSIC (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(23)	(6)	—
Amortization of deferred acquisition costs	—	—	3	(18)	(2)
Interest and debt expense	—	—	—	—	—
General and administrative expense	(2)	(2)	—	—	—
Operating expenses	(2)	(2)	(20)	(24)	(2)

Pretax operating earnings	$2	$2	$20	$24	$2

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$158 million net expense related to hedged variable annuity living benefits

$45 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)             Partial refund of 2011 industry-wide Financial Services Authority levy

(7)             Revisions to certain calculations in the valuation of Variable Annuities

(8)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2013

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2013

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2012	2013
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,119	$1,027	$876	$1,029	$1,120	$1,119	$1,120
Less income (loss) from discontinued operations, net of tax (last twelve months)	10	13	10	(2)	(2)	10	(2)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,109	1,014	866	1,031	1,122	1,109	1,122
Less adjustments (1)	(156)	(172)	(320)	(214)	(126)	(156)	(126)
Operating earnings (last twelve months)	$1,265	$1,186	$1,186	$1,245	$1,248	$1,265	$1,248

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$9,114	$9,072	$9,057	$9,071	$9,066	$9,114	$9,066
Less assets and liabilities held for sale (five point quarter end average)	11	16	21	—	—	11	—
Less AOCI, net of tax (five point quarter end average)	741	804	912	1,001	1,068	741	1,068
Total Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (five point quarter end average)	8,362	8,252	8,124	8,070	7,998	8,362	7,998
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	454	427	406	397	384	454	384
Operating equity (five point quarter end average)	$7,908	$7,825	$7,718	$7,673	$7,614	$7,908	$7,614

Return on equity excluding AOCI	13.3%	12.3%	10.7%	12.8%	14.0%	13.3%	14.0%
Operating return on equity excluding AOCI	16.0%	15.2%	15.4%	16.2%	16.4%	16.0%	16.4%

Effective Tax Rate
Income from continuing operations before income tax provision	$322	$299	$199	$418	$487	$322	$487
Less pretax income (loss) attributable to noncontrolling interests	4	(53)	(22)	(57)	30	4	30
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	318	352	221	475	457	318	457
Less adjustments (2)	(138)	(47)	(176)	32	(3)	(138)	(3)
Pretax operating earnings	$456	$399	$397	$443	$460	$456	$460

Income tax provision from continuing operations	$73	$128	$47	$87	$121	$73	$121
Operating income tax provision	$121	$145	$108	$76	$122	$121	$122

Effective tax rate (3)	22.6%	42.8%	23.8%	20.8%	25.0%	22.6%	25.0%
Effective tax rate excluding noncontrolling interests (3)	22.9%	36.4%	21.4%	18.3%	26.6%	22.9%	26.6%
Operating effective tax rate (3)	26.5%	36.3%	27.2%	17.2%	26.5%	26.5%	26.5%

(1)             Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; the market impact on index universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)             Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; the market impact on index universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

(3)             Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2013

(in millions unless otherwise noted, unaudited)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Long-term Debt Summary
Senior notes	$2,087	$2,109	$2,119	$2,109	$2,095
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,381	2,403	2,413	2,403	2,389
Less fair value of hedges and unamortized discount	137	159	169	159	145
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,244	$2,244	$2,244	$2,244	$2,244

Equity Summary
Total equity	$9,749	$9,613	$9,821	$9,712	$9,617
Less noncontrolling interests	634	608	664	620	657
Total Ameriprise Financial shareholders’ equity	9,115	9,005	9,157	9,092	8,960
Less equity of consolidated investment entities	413	370	365	312	338
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,702	$8,635	$8,792	$8,780	$8,622

Capital Summary
Total Ameriprise Financial long-term debt	$2,381	$2,403	$2,413	$2,403	$2,389
Total Ameriprise Financial shareholders’ equity	9,115	9,005	9,157	9,092	8,960
Total Ameriprise Financial capital	11,496	11,408	11,570	11,495	11,349
Less equity of consolidated investment entities	413	370	365	312	338
Less fair value of hedges and unamortized discount	137	159	169	159	145
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$10,946	$10,879	$11,036	$11,024	$10,866

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.7%	21.1%	20.9%	20.9%	21.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	20.5%	20.6%	20.3%	20.4%	20.7%

Ameriprise Financial shareholders’ equity	$9,115	$9,005	$9,157	$9,092	$8,960
AOCI	851	942	1,267	1,194	1,084
Appropriated retained earnings of CIEs	440	394	390	336	361
AOCI attributable to CIEs	(27)	(24)	(25)	(24)	(23)

Ameriprise Financial shareholders’ equity	$9,115	$9,005	$9,157	$9,092	$8,960
Less AOCI	851	942	1,267	1,194	1,084
Ameriprise Financial shareholders’ equity excluding AOCI	$8,264	$8,063	$7,890	$7,898	$7,876

Ameriprise Financial shareholders’ equity	$9,115	$9,005	$9,157	$9,092	$8,960
Less appropriated retained earnings of CIEs	440	394	390	336	361
Less AOCI	851	942	1,267	1,194	1,084
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,824	$7,669	$7,500	$7,562	$7,515